UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2010

Citibank Omni-S Master Trust (Exact name of registrant as specified in charter)

New York (State of Organization)	000-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

C/o Citi Omni-S Finance LLC 701 East 60th St., North P.O. Box 6034, MC 1251, Room A Sioux Falls, South Dakota (Address of principal executive offices)		57117 (Zip Code)
Registrant's Telephone Number, including area code: (605) 331-2671

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 16, 2010, Registrant made available the Monthly Servicer Certificates set forth as Exhibit 20(a). Also, The International Bank for Reconstruction and Development is the issuer of the floating rate notes that make up a portion of the Defeasance Collateral for Series 2002-3. Exhibit 99(a) provides reference to certain periodic financial information relating to The International Bank for Reconstruction and Development.

Item 9.01. Financial Certificates and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIBANK OMNI-S MASTER TRUST (Registrant)
	By:	Citi Omni-S Finance LLC (as Seller)
	By:	/S/ Douglas C. Morrison Douglas C. Morrison President
Date: August 16, 2010

3.

EXHIBIT INDEX
Exhibit No.
20(a).
Series 2002-3 Monthly Servicer Certificate related to the distribution of August 16, 2010 and reflecting the performance of the assets held by the Trust with respect to Series 2002-3 during the Due Period ended on August 16, 2010.

99(a)	Reference to Financial Information relating to The International Bank for Reconstruction and Development.

4.